UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 30, 2020

Apollo Global Management, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35107	20-8880053
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9 West 57th Street, 43rd Floor

New York, New York 10019

(Address of principal executive offices) (Zip Code)

(212) 515-3200

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock	APO	New York Stock Exchange
6.375% Series A Preferred Stock	APO.PR A	New York Stock Exchange
6.375% Series B Preferred Stock	APO.PR B	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into Material Agreement.

Seventh Amended and Restated Exchange Agreement

On July 29, 2020, Apollo Global Management, Inc. (the “Company”) entered into the Seventh Amended and Restated Exchange Agreement (the “Amended Exchange Agreement”) by and among the Company, the Apollo Principal Entities defined therein and the Apollo Principal Holders defined therein. The Amended Exchange Agreement provides holders of Apollo Operating Group units (the “AOG units”), which include the Company’s managing partners and contributing partners, the ability to exchange their AOG units for shares of the Company’s Class A common stock (the “Class A shares”) upon shorter notice periods in connection with sales of Class A shares and the ability to establish a trading plan pursuant to Rule 10b5-1(c) of the Securities Exchange Act of 1934 (a “10b5-1 Plan”) using AOG units. Each exchange of AOG units is a taxable event for the exchanging holder. The exchange process under the Amended Exchange Agreement will enable the taxable event and the liquidity event for a holder to occur contemporaneous.

With respect to exchanges not administered pursuant to a 10b5-1 Plan, prior to the opening of the Company’s trading window, an exchanging holder will deliver to the Company a non-binding notice of intent, which shall specify the maximum number of AOG units that the holder intends to exchange. The notice of intent will be delivered: (i) for an exchange of more than 1 million AOG units, 30 days before the opening of the trading window, and (ii) for an exchange of 1 million AOG units or less, 10 days before the opening of the trading window. In addition, (x) a holder may provide an updated or revised notice of intent with respect to any trading window if (a) there has been a good faith change of intent, (b) the trading window does not open as scheduled, or (c) during the trading window the closing trading price of Class A shares on any date is at least 10% higher than the closing trading price per share on the day prior to the applicable date of the notice of intent, and (y) a holder that did not provide a notice of intent before the opening trading window may provide a notice of intent during such trading window, provided that, such holder shall not be entitled to do an exchange until at least 5 days after delivery of such notice of intent. If an exchanging holder decides to consummate a sale of Class A shares, the exchanging holder will deliver to the Company a notice of exchange specifying the number of AOG units that shall be exchanged (which corresponds to the number of Class A shares that shall be sold) and the Company will deliver Class A shares to the exchanging holder’s broker within one business day. In addition to the forgoing exchange process, a holder also has the option to deliver a notice of exchange to the Company at least 10 days prior to the opening of the trading window specifying the number of AOG units to be exchanged on the first business day of the trading window and such notice can be revoked, in whole but not in part, on or before the business day immediately preceding the applicable exchange date.

With respect to exchanges administered pursuant to 10b5-1 Plans, prior to the opening of the Company’s trading window, an exchanging holder who chooses to place AOG units into one or more 10b5-1 Plans will deliver to the Company a non-binding notice of intent, which shall specify the maximum number of AOG units that the holder intends to place into 10b5-1 Plans. The notice of intent will be delivered: (i) for a 10b5-1 Plan covering more than 1 million AOG units, 30 days before the opening of the trading window, and (ii) for a 10b5-1 Plan covering 1 million AOG units or less, 10 days before the opening of the trading window. In addition, (x) a holder may provide an updated or revised notice of intent with respect to any trading window if (a) there has been a good faith change of intent, (b) the trading window does not open as scheduled, or (c) during the trading window the closing trading price of Class A shares on any date is at least 10% higher than the closing trading price per share on the day prior to the applicable date of the notice of intent, and (y) a holder that did not provide a notice of intent before the opening trading window may provide a notice of intent during such trading window. When Class A shares are sold pursuant to an applicable 10b5-1 Plan, the exchanging holder will cause the broker to deliver to the Company a notice of exchange specifying the number of AOG units that shall be exchanged (which corresponds to the number of Class A shares that shall be sold) and the Company will deliver Class A shares to the broker within one business day.

The Amended Exchange Agreement provides that the process for exchanges would revert to the quarterly exchange process provided under the Sixth Amended and Restated Exchange Agreement if the board of directors of the Company determines, based on advice of nationally recognized tax counsel or a “Big Four” accounting firm, that there is a material risk that (i) the Apollo Principal Entities will be treated as having more than 100 partners within the meaning of Section 1.7704-1(h)(1)(ii) of the U.S. Treasury Regulations promulgated under the Internal Revenue Code of 1986, as amended (the “Treasury Regulations”) (taking into account the provisions of Section 1.7704-1(h)(3) of the Treasury Regulations), or (ii) a change in, or formal interpretation of, law or publication of administrative guidance will cause the “private placement” exception of Section 1.7704-1(h) of the Treasury Regulations not to apply to the Apollo Principal Entities.

The foregoing descriptions are qualified in their entirety by reference to the full text of the Amended Exchange Agreement filed herewith as Exhibit 10.1 and is incorporated herein by reference.

Item 8.01 Other Events.

In connection with the Amended Exchange Agreement, on July 29, 2020:

•	The Amended and Restated Shareholders Agreement, dated as of September 5, 2019, by and among Apollo Global Management, Inc., AP Professional Holdings, L.P., BRH Holdings, L.P., Black Family Partners, L.P., MJH Partners, L.P., MJR Foundation LLC, Leon D. Black, Marc J. Rowan and Joshua J. Harris, was amended;
•	The Agreement Among Principals, dated as of July 13, 2007, by and among Leon D. Black, Marc J. Rowan, Joshua J. Harris, Black Family Partners, L.P., MJR Foundation LLC, AP Professional Holdings, L.P. and BRH Holdings, L.P., was amended;
•	The Roll-Up Agreement with Scott Kleinman, dated as of July 13, 2007, was amended; and
•	The Roll-Up Agreement with James C. Zelter, dated as of July 13, 2007, was amended;

in each case, to give effect to and reflect the Amended Exchange Agreement. These changes were generally clarifying and conforming in nature. Descriptions of the material provisions of the existing agreements were previously reported in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019.

The amendments will be filed with the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2020.

Item 9.01 Financial Statements and Exhibits.

(d)       Exhibits

Exhibit Number	Description
10.1	Seventh Amended and Restated Exchange Agreement, dated as of July 29, 2020, by and among Apollo Global Management, Inc., Apollo Principal Holdings I, L.P., Apollo Principal Holdings II, L.P., Apollo Principal Holdings III, L.P., Apollo Principal Holdings IV, L.P., Apollo Principal Holdings V, L.P., Apollo Principal Holdings VI, L.P., Apollo Principal Holdings VII, L.P., Apollo Principal Holdings VIII, L.P., Apollo Principal Holdings IX, L.P., Apollo Principal Holdings X, L.P., Apollo Principal Holdings XI, LLC, Apollo Principal Holdings XII, L.P., AMH Holdings (Cayman), L.P. and the Apollo Principal Holders (as defined therein) from time to time party thereto.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APOLLO GLOBAL MANAGEMENT, INC.

Date: July 30, 2020	By:	/s/ John J. Suydam
	Name:	John J. Suydam
	Title:	Chief Legal Officer